SUPPLEMENT TO PROSPECTUS The date of this supplement is November 28, 2014.

MFS® Global Alternative Strategy Fund

Effective immediately, the last paragraph in the sub-section entitled “Individual Security Selection by MFS” within the sub-section entitled “Principal Investment Strategies” beneath the main heading “Summary of Key Information” is restated in its entirety as follows:

A team of investment professionals selects investments for the fund.  MFS allocates the fund’s assets to investment professionals by investment strategy.  MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments are used by certain of the fund’s equity investment professionals and may also be considered by other investment professionals.

Effective immediately, the last paragraph in the sub-section entitled “Individual Security Selection by MFS” within the sub-section entitled “Principal Investment Strategies” beneath the main heading “Investment Objective, Strategies, and Risks” is restated in its entirety as follows:

A team of investment professionals selects investments for the fund.  MFS allocates the fund’s assets to investment professionals by investment strategy.  MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument are used by certain of the fund’s equity investment professionals and may also be considered by other investment professionals.

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